UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 7, 2019

InfraREIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-36822	75-2952822
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 North Akard Street Dallas, Texas		75201
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 855-6700

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders

As previously disclosed, on October 18, 2018, InfraREIT, Inc., a Maryland corporation (the “Company”), and InfraREIT Partners, LP, a Delaware limited partnership and subsidiary of the Company (the “Partnership”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Oncor Electric Delivery Company LLC, a Delaware limited liability company (“Oncor”), 1912 Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of Oncor (“Merger Sub”), and Oncor T&D Partners, LP, a Delaware limited partnership and a wholly owned indirect subsidiary of Oncor (“Merger Partnership”), pursuant to which the Company, the Partnership and its subsidiaries will be acquired by Oncor, which will occur through the merger of the Company with and into Merger Sub, followed by the merger of Merger Partnership with and into the Partnership (collectively, the “Mergers”). The completion of the Mergers is subject, among other conditions, to the affirmative vote of (1) a majority of the outstanding shares of common stock, par value $0.01 per share, of the Company (“Common Stock”) and (2) a majority of the outstanding shares of Common Stock, excluding for purposes of such calculation any shares of common stock held by Hunt Consolidated, Inc. and its affiliates (collectively, “Hunt”).

On February 7, 2019, the Company held a special meeting (the “Special Meeting”) of its stockholders to vote upon, among other things, the Merger Proposal (as defined below) and the Adjournment Proposal (as defined below). As of the close of business on January 15, 2019, the record date for the Special Meeting, there were 43,997,672 shares of Common Stock outstanding and entitled to vote at the Special Meeting. A quorum of 35,469,420 shares of Common Stock was present in person or represented by proxy at the Special Meeting.

At the Special Meeting, the Company’s stockholders voted to adopt the Merger Agreement and approve the acquisition of the Company by affiliates of Oncor (the “Merger Proposal”). The Company’s stockholders also voted to adjourn the Special Meeting, if necessary or appropriate, to solicit additional proxies to approve the Merger Proposal (the “Adjournment Proposal”); however, an adjournment of the Special Meeting was not necessary in light of the approval of the Merger Proposal. These proposals are more fully described in the Company’s definitive proxy statement filed with the Securities and Exchange Commission (the “SEC”) on January 4, 2019. A summary of the voting results for each of the Proposals is set forth below.

Proposal 1 (Merger Proposal)

The holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting voted in favor of the Merger Proposal. Set forth below are the tabulated votes “For” and “Against” the Merger Proposal, as well as the number of votes “Abstaining.” There were no broker non-votes with respect to the Merger Proposal.

Votes For	Votes Against	Votes Abstaining
35,305,681	12,741	150,998

The holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting, excluding for purposes of such calculation any shares of Common Stock held by Hunt, voted in favor of the Merger Proposal. Set forth below are the tabulated votes “For” and “Against” the Merger Proposal, as well as the number of votes “Abstaining.”

Votes For	Votes Against	Votes Abstaining
35,299,347	12,741	150,998

Proposal 2 (Adjournment Proposal)

The holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting voted in favor of the Adjournment Proposal. Set forth below are the tabulated votes “For” and “Against” the Adjournment Proposal, as well as the number of votes “Abstaining.” There were no broker non-votes with respect to the Adjournment Proposal.

Votes For	Votes Against	Votes Abstaining
33,868,553	1,447,970	152,897

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the federal securities laws. These statements give the current expectations of the Company’s management. Words such as “could,” “will,” “may,” “assume,” “forecast,” “strategy,” “guidance,” “outlook,” “target,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “believe,” or “project” and similar expressions are used to identify forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this report include the Company’s expectations regarding the consummation of the Mergers.

Forward-looking statements can be affected by assumptions used or known or unknown risks or uncertainties. Consequently, no forward-looking statements can be guaranteed and actual results may differ materially and adversely from those reflected in the forward-looking statements. Factors that could cause actual results to differ materially from those indicated in the forward-looking statements include, among other things, (a) the risk and uncertainties disclosed in the Company’s annual report on Form 10-K and the Company’s quarterly reports on Form 10-Q filed with the SEC from time to time and (b) the following risks inherent in the Mergers (in addition to others described elsewhere in this document and in the subsequent filings with the SEC): (1) failure to obtain regulatory approval necessary to consummate the Mergers or to obtain regulatory approvals on favorable terms and (2) delays in consummating the Mergers or the failure to consummate the Mergers.

Because the Company’s forward-looking statements are based on estimates and assumptions that are subject to significant business, economic and competitive uncertainties, many of which are beyond the Company’s control or are subject to change, actual results could be materially different and any or all of the Company’s forward-looking statements may turn out to be wrong. Forward-looking statements speak only as of the date made and can be affected by assumptions the Company might make or by known or unknown risk and uncertainties. Many factors mentioned in this report and in the Company’s annual and quarterly reports will be important in determining future results. Consequently, the Company cannot assure you that the Company’s expectations or forecasts expressed in such forward-looking statements will be achieved.

Any forward-looking statement made by the Company in this report is based only on information currently available to the Company and speaks only as of the date on which it is made. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, other than as required by applicable law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InfraREIT, Inc.

Date: February 8, 2019	By:	/s/ Stacey H. Doré
Stacey H. Doré
Senior Vice President and General Counsel

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